UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 01, 2024

Sonendo, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40988	20-5041718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26061 Merit Circle, Suite 102
Laguna Hills, California		92653
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 766-3636

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SONX	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 1, 2024 (the “Effective Date”), TDO Software, Inc., a California corporation (“TDO”) and a wholly-owned subsidiary of Sonendo, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) by and among TDO, Valsoft Corporation Inc., a Quebec corporation (“Valsoft”), and Aspire USA LLC, a Delaware limited liability company and affiliate of Valsoft (together with Valsoft, the “Purchasers”), pursuant to which TDO agreed to sell to the Purchasers specified assets relating to the Company’s Software Segment assets comprised of TDO Software, the Company’s end-to-end practice management software for the endodontic industry (the “Business”), and the Purchasers agreed to assume certain liabilities relating to such business (the “Transaction”). As consideration for the Transaction, the Purchasers agreed to pay TDO approximately $16.0 million, with $15.0 million paid upon the Effective Date and the balance due in approximately 12 months pursuant to the terms of the Purchase Agreement. In connection with the Transaction, the Purchasers agreed to make offers of employment to certain employees of the Business on terms that are comparable to those currently in effect for such employees. The Agreement contains certain representations, warranties and covenants of each of TDO and the Purchasers. Each of TDO and the Purchasers has agreed to indemnify the other for certain losses arising out of breaches of representations and covenants and for certain losses arising out of retained liabilities or assumed liabilities relating to the Business, as applicable, subject to customary limitations.

In connection with the Transaction, on the Effective Date, the Company entered to Amendment No. 3 (the “Amendment”) to its Amended and Restated Credit Agreement and Guaranty, dated as of August 23, 2021, by and among the Company, the subsidiary guarantors named therein, the lenders party thereto and Perceptive Credit Holdings III, LP, as amended (the “Credit Agreement”). The Amendment amended the Credit Agreement to include a one-time $15.0 million principal repayment and initiate monthly principal repayments beginning in March 2024 along with modifications to certain other terms including revenue covenants. The Amendment also released all liens granted under the Credit Agreement on the TDO Software assets.

The preceding summaries of the Purchase Agreement and the Amendment do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement and the Amendment, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 4, 2024, the Company issued a press release related to the foregoing mentioned in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 7.01.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not to be incorporated by reference into any filing by Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished as part of this report:

Exhibit Number	Description
10.1*	Asset Purchase Agreement, between TDO, Valsoft and Aspire, effective as of March 1, 2024
10.2*	Amendment No. 3 to Amended and Restated Credit Agreement and Guaranty, effective as of March 1, 2024
99.1	Press Release issued by Sonendo, Inc., dated March 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and exhibits to the Purchase Agreement and the Amendment (identified therein) have been omitted from this Current Report on Form 8-K and will be furnished to the Securities and Exchange Commission supplementally upon request.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may include forward-looking statements (statements which are not historical facts) within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to the Transaction, including the Purchasers making offers of employment to certain employees of the Business. You are cautioned that such statements are not guarantees of future performance and that our actual results may differ materially from those set forth in the forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions; speak only as of the date they are made; and, as a result, are subject to risks and uncertainties that may change at any time. Factors that could cause the Company’s actual results to differ materially from these forward-looking statements are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission, including the “Risk Factors” set forth in our Annual Report on Form 10-K, as supplemented by our quarterly reports on Form 10-Q. Such filings are available on our website or at www.sec.gov. We undertake no obligation to publicly update or revise forward-looking statements to reflect subsequent developments, events, or circumstances, except as may be required under applicable securities laws. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonendo, Inc.

Date:	March 4, 2024	By:	/s/ Bjarne Bergheim
Bjarne Bergheim President and Chief Executive Officer